Exhibit 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                      AND RULE 13A-14(B) OR RULE 15D-14(B)
                   OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the quarterly report of Altus Canadian Tactical Training Academy, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended June 30, 2010 (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 14, 2011                 By: /s/ Jocelyn Moisan
                                             -----------------------------------
                                             Jocelyn Moisan
                                             President